EXHIBIT 99
                           ==========

Certification of Chief Executive Officer and Chief Financial
OfficerPursuant to Section 906 of the Sarbanes-Oxley Act of
2002, 18 U.S.C. Section 1350


In connection with the Quarterly Report of JavaJuice.net (Registrant) on Form 10-QSB for the period ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Laura P. Mazany, Chief Executive Officer of Registrant, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

   (1)  the Report fully complies with the requirements of
        Section 13(a)or 15(d) of the Securities Exchange Act of 1934; and

   (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.


Date: August 4, 2003        /s/ Laura P. Mazany
                              ----------------------------------
                              Chief Executive Officer and Chief
                              Financial Officer of
                              JavaJuice.net, Registrant